Exhibit 32.2

Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Amended Quarterly Report on Form 10-QSB/A of First American Capital Corporation (the “Company”) for the period ended June 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, John F. Van Engelen, President and Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.      The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.      The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

SIGNATURE

First American Capital Corporation

Date: October 27, 2006

	By:	/s/ John F. Van Engelen
		Name:	John F. Van Engelen
		Title:	Treasurer and Chief Financial Officer